January 9, 2008 Supplemental Information Exhibit 99.2

Safe Harbor Disclosure
This presentation and our remarks may contain forward-looking statements. Important factors such as general market conditions and the competitive environment could cause actual results to differ materially from those projected in these forward-looking statements. Risk factors are detailed in our 10K, which is available on our website,
www.mbia.com.  The company undertakes no obligation to revise or update any forward-looking statements to reflect changes in events or expectations.
In addition, the definitions of the non-GAAP terms that are included in this presentation may be found on our website at
www.mbia.com.

MBIA’s Insured Portfolio is Large and Diverse
$432.7 billion Public Finance
Insured Portfolio
Percent of Net Par Outstanding by Bond Type
$240.2 billion Structured Finance
Insured Portfolio
Percent of Net Par Outstanding by Bond Type
Total of $673 billion Net Par Outstanding as of 9/30/07
Special Revenue, 11%
Sovereign/Sub
Sovereign, 3%
Investor-Owned
Utilities, 3%
Housing, 4%
Municipal Utility,
18%
Higher Education, 6%
General Obligation,
39%
Health Care, 6%
Transportation, 10%
Commercial Real
Estate CDOs, 4%
Corporate CDOs, 24%
Multi-Sector CDOs,
13%
Direct RMBS, 19%
Commercial
Real Estate
Loan Pools, 3%
Structured CMBS
Pools, 13%
Other, 2%
Corporate Asset
Backed, 11%
Consumer Asset
Backed, 11%

Market Dislocation Has Impacted Our Insured Portfolio
Mortgage market disruption
• Increasing delinquencies and defaults on mortgages are impacting our RMBS and
ABS CDO portfolios causing us to increase loss reserves
• MTM losses resulting from market disruption are not economic in the absence of credit impairments
• Rating agency capital charges have gone up and we have increased our expectation of credit losses in the stress scenarios
2007 operating results will be impacted
• Case reserves related to prime second-lien RMBS portfolio estimated at $614 million
• MTM loss at $3.3 billion: $3.1 billion non-economic and $200 million credit impairment associated with CDS contracts/CDOs
• Increase in unallocated case reserve by $100 million
MBIA’s capital plan
• Exceeds all rating agencies Triple-A requirements
• Creates “dry powder” to capitalize on new business opportunities

Credit Road Map: RMBS and Multi-Sector CDOs
•High quality, Triple-A only since 2004 $4.7 Subprime
Increase in loss reserve of $614mm on
HELOC and Closed-End Seconds
•Performing below expectation
•Performing below expectation
•Mostly European Triple-A
Comment
$45.2 Bn Total RMBS
11.1 Closed-End Seconds
11.7 HELOC
17.8 Prime First Mortgage
Net Par ($Bn) RMBS
•70% of collateral Triple-A rated with 41%
originated 2005 or prior
•$200mm impairment in portfolio
•Diversified across 2000-2004 origination
•Only 1 US deal written since 2004
•High quality, low risk book
Comment
$30.6 Bn Total Multi-Sector CDO
9.0 CDOs of CDOs
1.8 Secondary Market
3.7 Mezzanine
$16.1 High Grade
Net Par ($Bn) Multi Sector CDOs

MBIA’s RMBS Exposure
Subprime, $4.5,
10%
Prime Closed-End
Seconds, $11.1,
25%
Prime HELOCs, $11.7,
26%
Prime First Mortgage,
$17.6,
39%
$45.2 billion of RMBS Exposure Closed-End Seconds / HELOCs by Vintage
RMBS exposure comprises 7% of insured portfolio as of 9/30/07
MBIA wraps 100%
of issuance
Excess Spread and
Overcollateralization
BBB
$ bn %
2005 and Prior 5.3 23%
2006 8.4 37%
2007 9.1 40%
Total 22.8 100%
MBIA
Collateral

•
Total HELOC and Closed-End Seconds Portfolio of $22.8bn
•
MBIA identified several HELOC and Closed-End Seconds deals
totaling $9.5bn of net par outstanding performing below expectations
– Defaults consumed excess spread and overcollateralization
– “Layered” risk unexpectedly increased
• Low documentation (i.e. limited income/employment verification)
• High Combined Loan to Value (CLTV)
• Negative Home Price Appreciation (HPA) environment)
• Speculation
•
MBIA has announced loss reserves of $614 million
•
MBIA has paid $46 million of claims so far
Prime HELOC and Closed-End Seconds Portfolio More
Exposed

Multi-Sector CDOs
Structural protections include:
– Most senior position
– Full control rights within the deal documentation
– Interest coverage and overcollateralization tests (funded deals)
– Collateral portfolio quality tests (managed deals)
– Events of default (including par based OC tests)
• Collateral manager termination and replacement rights
• Acceleration and liquidation of collateral fully in control of MBIA
In the event of impairment, our CDOs have one of the three payout patterns:
– Principal only or capped– $4.3bn
– Scheduled interest and ultimate principal – $18.2bn
– Credit events as they occur- $8.1bn

Typical Multi-Sector High Grade CDO Exposure Losses
20% CDO
(70% ABS
CDO)
30%
prime
RMBS
20% other
ABS
30%
subprime
RMBS
$1 billion CDO, with $1 billion in High
Grade Collateral.
Hypothetical Collateral Loss
Assumptions
12.3%
9.8%
• 49% loss of CDO collateral
(70% loss of ABS CDOs)
– (70% x 20%) x 70%   =
0.0% • 0% loss                                =
1.0%
• 15% loss less, average 10%
overcollateralization
– (15% - 10%) x 20%    =
1.5%
• 15% loss, less average 10%
overcollateralization
– (15% - 10%) x 30%    =
Total loss of 12.3% is below MBIA’s 15% attachment point.
MBIA wrapped top 85%, most senior tranche

CDOs of CDOs Exposure
•
9 transactions, $9bn in total
•
70% of the underlying collateral rated Triple-A
•
Subordination = 12% on average
•
$200 million of credit impairment
Other, 1%
RMBS, 12%
CDOs of ABS, 20%
CBO/CLO, 60%
Investment Grade
Corporate, 2%
Other ABS, 2%
TruPS, 3%
2005 and Prior, 41%
2007, 26%
2006, 33%
By collateral type
By vintage of underlying collateral

Rating Agency Capital Position
Estimating capital requirements
based on hypothetical:
• “worst case” ratings downgrades
• “worst case” economic losses
“Forward looking” analyses incorporate future stress
• S&P using 40% and 16% cumulative net loss (CNL) for Prime/Closed-
End Seconds (CES) mortgages and HELOCs
• Moody’s using 19% CNL for subprime first mortgages
• Fitch “downgrading” all current CDO collateral 6 to 9 additional notches

12 Rating Agency Capital Position- After Stress Analysis Post re-rating & stress analysis: Capital Shortfall as of 9/30/07 $2.0 $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Low High ($ in billions)

Loss Reserve/Credit Impairment versus Capital
Requirement
No 2. Mark-to-Market (a)
(with credit impairment)
No No 4. Capital Requirement
(Stress scenario – worst
case loss in a 1 in 10,000
loss stress case plus 30%
added cushion)
No No 3. Mark-to-Market (b)
(non-economic; will reverse
to zero as bonds approach
maturity)
No 1. Loss reserves
(expected losses in insured
portfolio)
Reason for
Capital Raise
Reflection of
Expected Losses
P&L
Impact

Capital Plan Exceeds Rating Agencies’ Capital
Requirement
Net maturities, amortization
$300- $500 million
Q4 2007 Roll-off
Of Back Book
$2,350- $2,650 million Total
Warburg Pincus Commitment &
Backstopped Rights Offering
$1,000 million Common Equity
Covering diversified portions of our
portfolio
$50- $150 million
Reinsurance
Benefit
To be Completed
$1,000 million Debt
MBIA has also announced a 62% dividend cut

The Warburg Pincus Commitment
Announced December 10, 2007
Two “tranches”
• $500 million common equity investment @$31 per share
• $500 million commitment to backstop a rights offering to existing shareholders
Firm commitment
• No “outs” for rating agency outcomes or MAC
• No bring-down of reps and warranties
Expected closing dates
• First $500 million to close upon HSR and FSA approvals – approximately late
January
• Rights offering expected to close in February

Estimated “Excess Capital” Position After Capital
Plan Completion as of 12/31/2007
The capital plan will increase MBIA’s total claims-paying resources from $14.2bn at 09/30/2007 to at least $16.2bn proforma at 12/31/2007.
$900
$500
$0
$200
$400
$600
$800
$1,000
Low High
($ in thousands)

Current Market Trends Play to MBIA’s Strengths
Demand for financial guarantee insurance is expected to
rebound
• Credit market disruptions have reinforced the need for financial guarantees
• Public finance and global infrastructure finance needs are growing
– Resilience of demand for the municipal bond insurance industry
• Structured finance market is expected to recover from the dislocation
Market conditions are attractive
• Wider spreads and increased overcollateralization are creating significantly higher ROE on new business
• Competitive dynamics in the industry are shifting
• Underwriting can be more selective
MBIA remains well positioned in this market.

Core Business Opportunities are Robust
Public Finance
• Risk-adjusted pricing is improving
• Public finance needs in the U.S. are expected to grow
• Privatization of essential infrastructure projects globally continues to present attractive opportunities
Structured Finance
• Insured volume will be very low in the first half of 2008
• Minimal impact on revenue due to long tail nature of business
• As structured finance market rebuilds, MBIA will play a key role resulting in new opportunities at attractive prices